UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2006

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10750 Columbia Pike, Silver Spring, Maryland	20901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2006, Choice Hotels International, Inc. issued a press release announcing earnings for the quarter ended June 30, 2006. A copy of the release is furnished herewith as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

The information included in Exhibit 99.2 provides additional information regarding the domestic hotel pipeline of hotels under construction, awaiting conversion or approved for development at June 30, 2006 and 2005 discussed in the Company’s press release dated July 25, 2006.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit 99.1—Press Release issued by Choice Hotels International, Inc. dated July 25, 2006.

Exhibit 99.2—Domestic Hotels Under Construction, Awaiting, Conversion or Approved for Development at June 30, 2006 and 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2006	/s/ Joseph M. Squeri
Joseph M. Squeri
Executive Vice President, Operations & Chief Financial Officer